UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Oak Valley Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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125 North Third Avenue

Oakdale, California 95361

(209) 848-2265

SUPPLEMENT TO THE PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 20, 2017

This “Supplement” supplements and amends the Proxy Statement dated May 8, 2017 (the “Proxy Statement”) of Oak Valley Bancorp (“Oak Valley,” “Company,” “we,” “us,” or “our”) furnished to our shareholders for the solicitation of a proxy by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at Oak Valley Bancorp Headquarters at 338 E F Street, Oakdale, California 95361, on June 20, 2017, at 2:00 p.m. We filed the Proxy Statement with the SEC on May 8, 2017.

THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION, AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

The Board of Directors has fixed the close of business day on April 26, 2017, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

Explanatory Note:

The purpose of this Supplement is to supplement and amend: (i) the information under “Salary Continuation Agreements” on page 26 of the Proxy Statement with respect to Messrs. Christopher M. Courtney, Richard A. McCarty, Michael J. Rodrigues, and Jeffrey Gall, and (ii) the information under “Director Retirement Agreements; Bank-Owned Life Insurance Policies” on page 34 of the Proxy Statement with respect to Mr. H. Randolph Holder. Otherwise, the Proxy Statement remains unchanged.

Voting Information:

IF YOU HAVE ALREADY VOTED AND DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO DO ANYTHING. YOUR VOTE WILL BE TABULATED AS YOU INSTRUCTED AT THE ANNUAL MEETING.

You may vote by any of the following methods:

●	By submitting your vote electronically via the Internet as described in the Proxy Statement;

●	By submitting your vote telephonically as described in the Proxy Statement;

●	By completing the proxy card and returning it in a pre-paid envelope provided by the Company if you have requested a paper copy of the Proxy Materials; or

●	By attending the 2017 Annual Meeting and casting your vote in person.

Changing a Vote:

If you are a shareholder of record, you may revoke your proxy at any time before the voting polls are closed at the Annual Meeting by the following methods:

●	By filing with the Secretary of the Company an instrument revoking your proxy or a duly executed proxy bearing a later date; or

●	By attending the Annual Meeting and voting in person.

If you are a beneficial owner of the Company’s shares held in street name and you have informed the shareholder of record as to how to vote on matters, you may revoke your selection by informing the shareholder of record in accordance with that entity’s procedures.

The following information supplements and amends the information under “Salary Continuation Agreements” on page 26 of the Proxy Statement with respect to Messrs. Christopher M. Courtney, Richard A. McCarty, Michael J. Rodrigues, and Jeffrey Gall:

First Amendment to 2008 Salary Continuation Agreement with Christopher M. Courtney and 2016 Salary Continuation Agreement

Oak Valley Bancorp (the “Company”) and Christopher M. Courtney, who is the Company’s President and Chief Executive Officer (“Courtney”), entered into an Amended and Restated Salary Continuation Agreement effective January 1, 2008 (the “2008 Courtney Agreement”). Under the 2008 Courtney Agreement, the Company would make maximum annual payments of $85,000 for 20 years following his retirement at the age of 62.

The 2008 Courtney Agreement was amended by that First Amendment as of July 1, 2016 (the “Courtney First Amendment”). The 2008 Courtney Agreement continues to be effective, as amended by the Courtney First Amendment. The Company and Courtney also entered into a 2016 Salary Continuation Agreement effective as of July 1, 2016 (the “2016 Courtney Agreement”).

The purpose of the Courtney First Amendment and the 2016 Courtney Agreement was to reduce the term of the benefits payable under the 2008 Courtney Agreement from a term of 20 years to 15 years.

Courtney First Amendment – Accrual Balance. As of June 30, 2016, the Company had accrued a balance of $625,291 (the “Courtney Accrual Balance”) for benefits to be paid under the 2008 Courtney Agreement. As of July 1, 2016, the Company will cease principal accruals under the 2008 Courtney Agreement. The Courtney Accrual Balance will be credited interest at an annual rate of 4.5% compounded monthly until December 31, 2021 and during any payment period.

Courtney First Amendment – Payment of Benefits. The Courtney First Amendment revised the benefits under the 2008 Courtney Agreement as follows:

●

If a termination of Courtney’s employment occurs on or after the age of 62 for reasons other than death (“Normal Retirement”), the Company will pay one-twelfths of $98,298 to Courtney in equal monthly installments payable on the first day of each month starting with the 61st month following the termination and continuing for 120 months (the “Courtney 10-Year Benefit”).

●

If a termination of Courtney’s employment occurs before the age of 62 for reasons other than death, disability, for cause, or following a change-in-control (collectively, an “Early Retirement”), the Company will pay a certain lump sum amount of the Courtney Accrual Balance at that time, as set forth on Schedule A to the Courtney First Amendment (the “Courtney Lump Sum Amount”).

●	If Courtney terminates his employment due to a disability before the age of 62, the Company will pay a certain Courtney Lump Sum Amount.

●

If there is a change-in-control of the Company, followed by a termination of employment before the age of 62 within 24 months of the change-in-control (a “Change-in-Control Termination”), the Company will pay the Courtney 10-Year Benefit.

●	If Courtney dies prior to his termination of employment, the Company will pay a certain Courtney Lump Sum Amount to Courtney’s beneficiary in lieu of any other benefit.

●	If Courtney dies following his termination of employment, the Company will pay Courtney’s beneficiary the same amounts as the Company would have paid Courtney.

2016 Courtney Agreement. The primary benefits under the 2016 Courtney Agreement are:

●

If a termination of Courtney’s employment occurs under Normal Retirement, the Company will pay (i) one-twelfths of $104,000 in equal monthly installments during the first 60 months following the termination, and (ii) one-twelfths of $5,702 in equal monthly installments during the 120 months following the initial 60-month period ((i) and (ii) are the “New Courtney Benefit”).

●

If a termination of Courtney’s employment occurs before the age of 62 for reasons other than death, disability, for cause, or within 24 months of a change-in-control (collectively, an “Early Termination”), the Company will pay an early termination benefit shown on Schedule A to the 2016 Courtney Agreement for the plan year ending immediately prior to the termination in lieu of any other benefit.

●

If a termination of Courtney’s employment occurs before the age of 62 for reasons other than death and following a disability, the Company will pay a disability benefit shown on Schedule A to the 2016 Courtney Agreement for the plan year ending immediately prior to the termination in lieu of any other benefit.

●	If there is a change-in-control of the Company, followed by a Change-In-Control Termination, the Company will pay the New Courtney Benefit.

●

If Courtney dies prior to his termination of employment, the Company will pay Courtney’s beneficiary the death benefit shown on Schedule A to the 2016 Courtney Agreement for the plan year ending immediately prior to the death in lieu of any other benefit.

●	If Courtney dies while receiving payments, the Company will pay Courtney’s beneficiary any outstanding amounts as the Company would have paid Courtney.

First Amendment to 2008 Salary Continuation Agreement with Richard A. McCarty and 2016 Salary Continuation Agreement

The Company and Richard A. McCarty, who is the Company’s Senior Executive Vice President, Chief Operating Officer and Secretary (“McCarty”), entered into an Amended and Restated Salary Continuation Agreement effective January 1, 2008 (the “2008 McCarty Agreement”). Under the 2008 McCarty Agreement, the Company would make maximum annual payments of $65,000 for 20 years following his retirement at the age of 62.

The 2008 McCarty Agreement was amended by that First Amendment as of July 1, 2016 (the “McCarty First Amendment”). The 2008 McCarty Agreement continues to be effective, as amended by the McCarty First Amendment. The Company and McCarty also entered into a 2016 Salary Continuation Agreement effective as of July 1, 2016 (the “2016 McCarty Agreement”).

The purpose of the McCarty First Amendment and the 2016 McCarty Agreement was to reduce the term of the benefits payable under the 2008 McCarty Agreement from a term of 20 years to 15 years.

McCarty First Amendment – Accrual Balance. As of June 30, 2016, the Company had accrued a balance of $474,646 (the “McCarty Accrual Balance”) for benefits to be paid under the 2008 McCarty Agreement. As of July 1, 2016, the Company will cease principal accruals under the 2008 McCarty Agreement. The McCarty Accrual Balance will be credited interest at an annual rate of 4.5% compounded monthly until December 31, 2021 and during any payment period.

McCarty First Amendment – Payment of Benefits. The McCarty First Amendment revised the benefits under the 2008 McCarty Agreement as follows:

●

If a termination of McCarty’s employment occurs under a Normal Retirement, the Company will pay one-twelfths of $74,616 to McCarty in equal monthly installments payable on the first day of each month starting with the 61st month following the termination and continuing for 120 months (the “McCarty 10-Year Benefit”).

●

If a termination of McCarty’s employment occurs under an Early Retirement, the Company will pay a certain lump sum amount of the McCarty Accrual Balance at that time, as set forth on Schedule A to the McCarty First Amendment (the “McCarty Lump Sum Amount”).

●	If McCarty terminates his employment due to a disability before the age of 62, the Company will pay a certain McCarty Lump Sum Amount.

●	If there is a change-in-control of the Company, followed by a Change-In-Control Termination, the Company will pay the McCarty 10-Year Benefit.

●	If McCarty dies prior to his termination of employment, the Company will pay a certain McCarty Lump Sum Amount to McCarty’s beneficiary in lieu of any other benefit.

●	If McCarty dies following his termination of employment, the Company will pay McCarty’s beneficiary the same amounts as the Company would have paid McCarty.

2016 McCarty Agreement. The primary benefits under the 2016 McCarty Agreement are:

●

If a termination of McCarty’s employment occurs under Normal Retirement, the Company will pay (i) one-twelfths of $80,000 in equal monthly installments during the first 60 months following the termination, and (ii) one-twelfths of $5,384 in equal monthly installments during the 120 months following the initial 60-month period ((i) and (ii) are the “New McCarty Benefit”).

●

If a termination of McCarty’s employment occurs under an Early Termination, the Company will pay an early termination benefit shown on Schedule A to the 2016 McCarty Agreement for the plan year ending immediately prior to the termination in lieu of any other benefit.

●

If a termination of McCarty’s employment occurs before the age of 62 for reasons other than death and following a disability, the Company will pay a disability benefit shown on Schedule A to the 2016 McCarty Agreement for the plan year ending immediately prior to the termination in lieu of any other benefit.

●	If there is a change-in-control of the Company, followed by a Change-In-Control Termination, the Company will pay the New McCarty Benefit.

●

If McCarty dies prior to his termination of employment, the Company will pay McCarty’s beneficiary the death benefit shown on Schedule A to the 2016 McCarty Agreement for the plan year ending immediately prior to the death in lieu of any other benefit.

●	If McCarty dies while receiving payments, the Company will pay McCarty’s beneficiary any outstanding amounts as the Company would have paid McCarty.

First Amendment to 2008 Salary Continuation Agreement with Michael J. Rodrigues and 2016 Salary Continuation Agreement

The Company and Michael J. Rodrigues, who is the Company’s Executive Vice President and Chief Credit Officer (“Rodrigues”), entered into an Amended and Restated Salary Continuation Agreement effective January 1, 2008 (the “2008 Rodrigues Agreement”). Under the 2008 Rodrigues Agreement, the Company would make maximum annual payments of $50,000 for 20 years following his retirement at the age of 62.

The 2008 Rodrigues Agreement was amended by that First Amendment as of July 1, 2016 (the “Rodrigues First Amendment”). The 2008 Rodrigues Agreement continues to be effective, as amended by the Rodrigues First Amendment. The Company and Rodrigues also entered into a 2016 Salary Continuation Agreement effective as of July 1, 2016 (the “2016 Rodrigues Agreement”).

The purpose of the Rodrigues First Amendment and the 2016 Rodrigues Agreement was to reduce the term of the benefits payable under the 2008 Rodrigues Agreement from a term of 20 years to 15 years.

Rodrigues First Amendment – Accrual Balance. As of June 30, 2016, the Company had accrued a balance of $92,640 (the “Rodrigues Accrual Balance”) for benefits to be paid under the 2008 Rodrigues Agreement. As of July 1, 2016, the Company will cease principal accruals under the 2008 Rodrigues Agreement. The Rodrigues Accrual Balance will be credited interest at an annual rate of 4.5% compounded monthly until Rodrigues reaches the age of 67 and during any payment period.

Rodrigues First Amendment – Payment of Benefits. The Rodrigues First Amendment revised the benefits under the 2008 Rodrigues Agreement as follows:

●

If a termination of Rodrigues’s employment occurs under Normal Retirement, the Company will pay one-twelfths of $27,470 to Rodrigues in equal monthly installments payable on the first day of each month starting with the 61st month following the termination and continuing for 120 months (the “Rodrigues 10-Year Benefit”).

●

If a termination of Rodrigues’s employment occurs under an Early Retirement, the Company will pay a certain lump sum amount of the Rodrigues Accrual Balance at that time, as set forth on Schedule A to the Rodrigues First Amendment (the “Rodrigues Lump Sum Amount”).

●	If Rodrigues terminates his employment due to a disability before the age of 62, the Company will pay a certain Rodrigues Lump Sum Amount.

●	If there is a change-in-control of the Company, followed by a Change-in-Control Termination, the Company will pay the Rodrigues 10-Year Benefit.

●	If Rodrigues dies prior to his termination of employment, the Company will pay a certain Rodrigues Lump Sum Amount to Rodrigues’s beneficiary in lieu of any other benefit.

●	If Rodrigues dies following his termination of employment, the Company will pay Rodrigues’s beneficiary the same amounts as the Company would have paid Rodrigues.

2016 Rodrigues Agreement. The primary benefits under the 2016 Rodrigues Agreement are:

●

If a termination of Rodrigues’s employment occurs under Normal Retirement, the Company will pay (i) one-twelfths of $61,125 in equal monthly installments during the first 60 months following the termination, and (ii) one-twelfths of $33,655 in equal monthly installments during the 120 months following the initial 60-month period ((i) and (ii) are the “New Rodrigues Benefit”).

●

If a termination of Rodrigues’s employment occurs under an Early Termination, the Company will pay an early termination benefit shown on Schedule A to the 2016 Rodrigues Agreement for the plan year ending immediately prior to the termination in lieu of any other benefit.

●

If a termination of Rodrigues’s employment occurs before the age of 62 for reasons other than death and following a disability, the Company will pay a disability benefit shown on Schedule A to the 2016 Rodrigues Agreement for the plan year ending immediately prior to the termination in lieu of any other benefit.

●	If there is a change-in-control of the Company, followed by a Change-In-Control Termination, the Company will pay the New Rodrigues Benefit.

●

If Rodrigues dies prior to his termination of employment, the Company will pay Rodrigues’s beneficiary the death benefit shown on Schedule A to the 2016 Rodrigues Agreement for the plan year ending immediately prior to the death in lieu of any other benefit.

●	If Rodrigues dies while receiving payments under the 2016 Rodrigues Agreement, the Company will pay Rodrigues’s beneficiary any outstanding amounts as the Company would have paid Rodrigues.

2016 Salary Continuation Agreement with Jeffrey Gall

Effective July 1, 2016, the Company and Jeffrey Gall, who is the Company’s Senior Vice President and Chief Financial Officer (“Gall”), entered into a 2016 Salary Continuation Agreement (the “Gall Agreement”).

Payment of Benefits under the Gall Agreement. The Company will pay the following benefits to Gall under these conditions:

●

If a termination of Gall’s employment occurs under Normal Retirement, the Company will pay $61,125 annually to Gall for 15 years in equal monthly installments starting with the month following the termination.

●

If a termination of Gall’s employment occurs under an Early Termination, the Company will pay an early termination benefit shown on Schedule A to the Gall Agreement for the plan year ending immediately prior to the termination in lieu of any other benefit.

●

If a termination of Gall’s employment occurs before the age of 62 for reasons other than death and following a disability, the Company will pay a disability benefit shown on Schedule A to the Gall Agreement for the plan year ending immediately prior to the termination in lieu of any other benefit.

●

If there is a change-in-control of the Company, followed by a Change-In-Control Termination, the Company will pay $61,125 annually to Gall for 15 years in equal monthly installments starting with the month following the termination.

●

If Gall dies prior to his termination of employment, the Company will pay Gall’s beneficiary a death benefit shown on Schedule A to the Gall Agreement for the plan year ending immediately prior to Gall’s death.

●	If Gall dies while receiving payments and while outstanding amounts remain under the Gall Agreement, the Company will pay Gall’s beneficiary the same amounts as the Company would have paid Gall.

2016 Salary Continuation Agreements – No Benefits

No benefits will be paid to Courtney, McCarty, Rodrigues, or Gall under their 2016 Salary Continuation Agreements if any of them (i) were terminated for cause, (ii) commits suicide within 2 years of July 1, 2016, or (iii) experiences a denial of coverage for material misstatements in a life insurance policy application or for any reason under a life insurance policy owned by the Company covering them.

The following information supplements and amends the information under “Director Retirement Agreements; Bank-Owned Life Insurance Policies” on page 34 of the Proxy Statement with respect to Mr. H. Randolph Holder:

2016 Director Retirement Agreement with H. Randolph Holder

Effective July 1, 2016, the Company and H. Randolph Holder (“Holder”) entered into a 2016 Director Retirement Agreement (the “Holder Agreement”).

Payment of Benefits under the Holder Agreement. The Company will pay the following benefits to Holder under these conditions:

●

If Holder ceases to be a member of the Board of Directors for any reason (other than due to death or by reason of a leave of absence approved by the Company) voluntarily or involuntarily, on or after the later of his 72nd birthday or 10 calendar years of service (“Normal Retirement Age”), the Company will pay $1,000 to Holder in monthly installments payable on the first day of each month starting with the month following Holder’s normal retirement date and continuing for 120 months.

●

If Holder ceases to be a Board member before his Normal Retirement Age for any reason (other than due to death, disability, or termination for cause, or after a change of control or by reason of a leave of absence approved by the Company) voluntarily or involuntarily, the Company will pay to Holder an early termination benefit shown on Schedule A to the Holder Agreement for the plan year ending immediately prior to his ceasing to be a Board member.

●

If Holder ceases to be a Board member due to disability before his Normal Retirement Age, the Company will pay to Holder a disability benefit shown on Schedule A to the Holder Agreement for the plan year ending immediately prior to his ceasing to be a Board member.

●

If Holder ceases to be a Board member without his consent within 24 months after a change-in-control of the Company, the Company will pay $1,000 to Holder in monthly installments payable on the first day of each month starting with the month following Holder’s normal retirement date and continuing for 120 months.

●

If Holder dies while a Board member, the Company will pay Holder’s beneficiary a certain lump sum amount shown on Schedule A to the Holder Agreement for the plan year ending immediately prior to Holder’s death plus the benefit described in the Split Dollar Agreement and Endorsement attached as Addendum A to the Holder Agreement.

●

No benefits will be paid: (i) if Holder ceases to be a Board member due to gross negligence or gross neglect of his duties, fraud, disloyalty, dishonesty, or willful violation of any law or significant Company policy committed in connection with his service and resulting in an adverse effect on the Company, (ii) if Holder commits suicide within 3 years of July 1, 2016, or (iii) if Holder has made any material misstatements on a resume provided to the Company or on any application for benefits.

Split Dollar Agreement. In connection with the Holder Agreement, the Company and Holder entered into a Split Dollar Agreement as of October 4, 2016 (the “Split Dollar Agreement”). Under the Split Dollar Agreement, the Company purchased, and paid the premiums for, a life insurance policy with respect to Holder. Although the Company is the sole owner, and direct beneficiary, of the policy, Holder will designate his beneficiary with respect to $80,000 of the death proceeds. The Company may not transfer the policy without allowing Holder to exercise the right to purchase the policy in the amount of the cash-surrender value of the policy. The Split Dollar Agreement will terminate automatically when Holder ceases to be a Board member.